UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 8, 2010


                             COMMISSION FILE NUMBER
                                   000-28978
                                 --------------
                      AMERICAN FIBER GREEN PRODUCTS, INC.
             (Exact Name of Registrant as Specified in its Charter)
                                 --------------

                 NEVADA                                 91-1705387

    (State or Other Jurisdiction of                  (I.R.S. Employer
     Incorporation or Organization)               Identification Number)

                      4209 RALEIGH STREET, TAMPA, FL 33619
                    (Address of Principal Executive Offices)

                                 (813) 247-2770
              (Registrant's Telephone Number, Including Area Code)




                                 Not Applicable
     ----------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

                           FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING
   ACCOUNTANT

(1) PREVIOUS INDEPENDENT AUDITORS:

  a. On February 8, 2010, the Company dismissed our independent registered auditor, Robert T. Taylor of Bothell Washington ("Taylor"), based on their notification to us of their partner service limitation.
  b. Taylor's report on the financial statements for the year ended December 31, 2008 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting.
  c. Our Board of Directors participated in and approved the decision to change independent accountants. Through the period of registration, the financial audit for the years ended December 31, 2008 and including its review of financial statements of the quarterly periods through September 30, 2009 there have been no disagreements with Taylor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of TAYLOR would have caused them to make reference thereto in their report on the financial statements.
  d. During the most recent review periods, subsequent to September 30, 2009, there have been no reportable events with us as set forth in Item 304(a)(i)(v) of Regulation S-K.
  e. We requested that Taylor furnish us with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as an Exhibit to this Form 8-K.

 (2) NEW INDEPENDENT ACCOUNTANTS:

  a. We engaged Peter Messineo, CPA of Palm Harbor Florida, as our new independent registered auditor on February 8, 2010.
  b. Prior to February 8, 2010, we did not consult with Mr. Messineo regarding
     (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Mr. Messineo, or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)
     (1)(v) of Regulation S-B, respectively).

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of business acquired:

          None

(b) Exhibits

NUMBER   EXHIBIT
16.1     Letter, from Robert T. Taylor, CPA, re Change in Certifying Accountant.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    American Fiber Green Products, Inc.


Dated:  February 8, 2010
                                    --------------------------------------------
                                    Mr. Daniel L. Hefner,
                                    Chief Executive Officer

EXHIBIT 16.1

Robert T. Taylor, CPA
18223 102nd Ave NE, Suit B
Bothell, Washington 98011-3454



February 8, 2010

Office of the Chief Accountant
Securities and Exchange Commission
100 F Street, NE

Washington, D.C. 20549

Dear Sir/Madam:

We have read the statements included in the Form 8-K dated February 8, 2010, of American Fiber Green Products, Inc., to be filed with the Securities and Exchange Commission and are in agreement with the statements contained in Item
4.01 insofar as they relate to our dismissal and our audits for December 31, 2008 and 2007 and any subsequent interim period through the date of dismissal

Very truly yours,



Robert T. Taylor, CPA
Certified Public Accountant
Bothell, Washington

                      AMERICAN FIBER GREEN PRODUCTS, INC.
                              4209 RALEIGH STREET
                                TAMPA, FL 33619




February 8, 2010

Robert T. Taylor, CPA
18223 102nd Ave NE, Suit B
Bothell, Washington 98011-3454


Dear Robert:

This letter is to inform you that we have elected to terminate your services as our Certified Public Accountant effective February 8, 2010, based on your withdrawal from registration with the Public Company Accounting Oversight Board (PCAOB). The termination has nothing to do with any issues between your firm and our Company. The Board of Directors has retained Peter Messineo, CPA as our independent auditor.

We have decided to engage the firm of Peter Messineo, CPA of Palm Harbor, FL. Peter Messineo of that firm will be contacting you shortly. We authorize you to discuss and release any information in accordance with AICPA rules that they may request. In addition, we have started the process of the filing of the required Form 8K, to report the change in accountants, and request your assistance in the preparation of the required documentation to us and the Securities and Exchange Commission.

We would like to take this opportunity to thank you for your past services to our Company.

Very truly yours,




Mr. Daniel L. Hefner
Chief Executive Officer

                      AMERICAN FIBER GREEN PRODUCTS, INC.
                              4209 RALEIGH STREET
                                TAMPA, FL 33619



February 8, 2010

Robert T. Taylor, CPA
18223 102nd Ave NE, Suit B
Bothell, Washington 98011-3454


Dear Robert:

We have engaged Peter Messineo, CPA of Palm Harbor, FL to be our independent registered accounting firm for our quarterly reviews and annual audits for our SEC financial statements effective this date. In connection with their services, he would like to make inquiries and examine your workpapers for the audit of our financial statements for the year ended December 31, 2008. We hereby authorize you to respond fully and without limitation to their requests.

Please allow our auditor to copy any information needed from files related to our financial that they request (unless proprietary in nature) and bill our company for the reproduction costs.

We have represented to our auditors that we are not involved with your firm in any disputes about accounting principles, auditing procedures, or similarly significant items. We acknowledge that there are unpaid invoices from services provided by you.

Very truly yours,



Mr. Daniel L. Hefner
Chief Executive Officer